UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    9/14/06
                                                ------------------


                              GSAMP Trust 2006-HE6
           ----------------------------------------------------------
                         (Exact name of issuing entity)


               Credit-Based Asset Servicing and Securitization LLC
           ----------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


                          GS Mortgage Securities Corp.
           ----------------------------------------------------------
              (Exact name of depositor as specified in its charter)


            Delaware                   333-132809-26              13-3387389
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 (State or other jurisdiction        (Commission File           (IRS Employer
of incorporation of Depositor)    Number of Issuing Entity)   Identification No.
                                                                 of Depositor)


        85 Broad Street, New York, New York                        10004
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(Address of principal executive offices of Depositor)    (Zip Code of Depositor)


Depositor's telephone number, including area code       (212) 902-1000
                                                 -------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On September 14, 2006, GS Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as sponsor and U.S. Bank National Association, as trustee, of GSAMP Trust 2006-HE6 Mortgage Pass-Through Certificates, Series 2006-HE6 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, having an aggregate initial principal amount of $[578,923,000], were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of September 12, 2006, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class B-3, Class R, Class R-X Class CE and Class P (the "Private Certificates") were sold to Goldman, Sachs & Co. on September 14, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of September 13, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as sponsor and U.S. Bank National Association, as trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of September 14, 2006, between GS Mortgage Securities Corp., as purchaser and Credit-Based Asset Servicing and Securitization LLC, as seller (included as Exhibit P-1 to Exhibit 4).

Exhibit 10.2 Mortgage Loan Purchase and Warranties Agreement, dated as of September 14, 2006, between the Goldman Sachs Mortgage Company, as seller and Credit-Based Asset Servicing and Securitization LLC, as purchaser (included as Exhibit P-2 to Exhibit 4).

Exhibit 10.3 Confirmation, dated as of September 14, 2006, by and between Barclays Bank PLC, the cap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to Exhibit 4).

Exhibit 10.4 Confirmation, dated as of September 14, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to Exhibit 4).

Exhibit 10.5 Credit Support Annex, dated as of September 14, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to
                Exhibit 4).

Exhibit 10.6 ISDA Master Agreement, dated as of September 14, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to
                Exhibit 4).

Exhibit 10.7 Schedule to the Master Agreement, dated as of September 14, 2006, by and between Barclays Bank PLC, the swap provider, and U.S. Bank National Association, the trustee (included as Exhibit Q to Exhibit 4).

Exhibit 10.8 Custodial Agreement, dated as of September 1, 2006, by and among U.S. Bank National Association, as trustee, Litton Loan Servicing, LP, as servicer and The Bank of New York, as custodian (included as Exhibit R to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 29, 2006                  GS MORTGAGE SECURITIES CORP.




                                          By:   /s/ Michelle Gill
                                             ---------------------------------
                                             Name:  Michelle Gill
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


Item  601(a)  of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
----------------                -----------                       --------------

1                       Underwriting Agreement, dated as of             (E)
                        September 13, 2006, by and between GS
                        Mortgage Securities Corp., as
                        depositor and Goldman, Sachs & Co.,
                        as underwriter.

4                       Pooling and Servicing Agreement,                (E)
                        dated as of September 1, 2006, by and
                        among the Company, as depositor,
                        Litton Loan Servicing LP, as
                        servicer, Credit-Based Asset
                        Servicing and Securitization LLC, as
                        sponsor and U.S. Bank National
                        Association, as trustee.

10.1                    Mortgage Loan Purchase Agreement,               (E)
                        dated as of September 14, 2006,
                        between GS Mortgage Securities Corp.,
                        as purchaser and Credit-Based Asset
                        Servicing and Securitization LLC, as
                        seller (included as Exhibit P-1 to
                        Exhibit 4).

10.2                    Mortgage Loan Purchase and Warranties           (E)
                        Agreement, dated as of September 14,
                        2006, between Goldman Sachs Mortgage
                        Company, as seller and Credit-Based
                        Asset Servicing and Securitization
                        LLC, as purchaser (included as
                        Exhibit P-2 to Exhibit 4).

10.3                    Confirmation, dated as of September             (E)
                        14, 2006, by and between Barclays
                        Bank PLC, the cap provider, and U.S.
                        Bank National  Association,  the
                        trustee (included as Exhibit Q to
                        Exhibit 4).

10.4                    Confirmation, dated as of September             (E)
                        14,  2006, by and between Barclays
                        Bank PLC, the swap provider, and U.S.
                        Bank National Association, the
                        trustee (included as Exhibit Q to
                        Exhibit 4).

10.5                    Credit Support Annex, dated as of               (E)
                        September 14, 2006, by and between
                        Barclays Bank PLC, the swap provider,
                        and U.S. Bank National Association,
                        the trustee (included as Exhibit Q to
                        Exhibit 4).

10.6                    ISDA Master Agreement, dated as of              (E)
                        September 14, 2006, by and between
                        Barclays Bank PLC, the swap provider,
                        and U.S. Bank National Association,
                        the trustee (included as Exhibit Q to
                        Exhibit 4).

10.7                    Schedule to the Master Agreement,               (E)
                        dated as of September 14, 2006, by
                        and between Barclays  Bank PLC, the
                        swap provider, and U.S. Bank National
                        Association, the trustee (included as
                        Exhibit Q to Exhibit 4).

10.8                    Custodial Agreement, dated as of                (E)
                        September 1, 2006, by and among U.S.
                        Bank National Association, as
                        trustee, Litton Loan Servicing, LP,
                        as servicer and The Bank of New York,
                        as custodian (included as Exhibit R
                        to Exhibit 4).